NON-CONTROLLING INTERESTS	12 Months Ended
Dec. 31, 2021
Interests In Other Entities [Abstract]
NON-CONTROLLING INTERESTS

As at December 31,	2021	2020
Agua De La Falda S.A.(i)	$18.7	$18.7
Estelar Resources S.A.(ii)	16.0	16.0
Minera Agua Rica Alumbrera Ltd.(iii)	751.1	791.3
Minera Cavancha SpA(iv)	21.5	—
	$807.3	$826.0
(i)The Company holds a 56.7% interest in the Agua De La Falda ("ADLF") project along with Corporación Nacional del Cobre de Chile ("Codelco"). The ADLF project is an exploration project that includes the Jeronimo Deposit and is located in northern Chile.
(ii)During the second quarter of 2018, the Company entered into an arrangement with Fomento Minero de Santa Cruz S.E. ("FOMICRUZ") pursuant to which, FOMICRUZ is entitled to certain subordinated shares in the legal entity that directly owns the Cerro Moro mine, Estelar Resources S.A. These subordinated shares entitle FOMICRUZ to a 5% interest in future dividends after the Company's investment in Cerro Moro, which includes construction and development along with acquisition costs, has been recovered in full. As part of the arrangement and as further consideration to the Company, the right to use the land related to the Bahía Laura properties, a significant land package to the west and south west of Cerro Moro, was obtained at an approximate value of $16.0 million.
(iii)On December 17, 2020, the Company, along with partners Glencore and Newmont, completed the integration of the Agua Rica project with the Alumbrera plant and infrastructure, pursuant to which, Yamana relinquished a non-controlling interest in Agua Rica for an increased interest in Alumbrera. Upon completion of the integration transaction, Yamana owned 56.25%, with Glencore and Newmont owning 25.00% and 18.75%, respectively, of Minera Agua Rica Alumbrera Ltd., the legal entity that indirectly holds the integrated MARA project. The following table summarizes the information relating to the MARA subsidiary, before any intra-group eliminations:

As at December 31,	2021	2020
Current assets	$237.4	$241.9
Non-current assets	1,897.4	1,867.7
Current liabilities	26.8	45.8
Non-current liabilities	522.5	383.3
Net assets	$1,585.5	$1,680.5
Net assets attributable to NCI	$693.7	$735.2

For the year ended December 31,	2021	2020*
Net loss and comprehensive loss	$(134.2)	$—
Net loss and comprehensive loss allocated to NCI	$(58.7)	$—
* Net loss (and therefore, net loss attributable to non-controlling interests) and cash flows for the 14 day period between completion of the integration transaction and December 31, 2020 were negligible.
Key cash flows related to MARA during the year ended December 31, 2021 were net outflows of $12.7 million related to care and maintenance costs and servicing of environmental rehabilitation provisions, net outflows of $25.6 million related to capital expenditures, and net inflows of $42.4 million related to contributions from shareholders.
(iv)    In December 2018, the Company entered into an Option Agreement with Mineros, with respect to the Company's wholly-owned La Pepa gold project. The Option Agreement granted Mineros the right and option to acquire up to a 51% interest in Minera Cavancha SpA, the legal entity that directly holds the La Pepa project. During 2021, Mineros exercised the first option in the Option Agreement, and was issued shares representing a 20% interest in Minera Cavancha SpA. Refer to Note 6 for further details.